Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 24. Subsequent Events

On February 11, 2021, the Company closed a private offering (the “Offering”) of $250 million aggregate principal amount of its 5.625% senior secured notes due 2026 (the “Senior Secured Notes”). The Senior Secured Notes bear interest at a rate of 5.625% and will mature on February 15, 2026. The Company used the proceeds from the Offering (i) to repay all obligations under and terminate the 2018 First Lien Credit Facility, (ii) to pay related fees, costs, and expenses and (iii) for general corporate purposes.

In connection with the Offering, the Company also entered into a new $25 million senior secured revolving credit facility (the “New Revolving Credit Facility”). The Company did not draw any borrowings under the New Revolving Credit Facility on the effective date of the facility but did have letters of credit of approximately $3.6 million outstanding. The New Revolving Credit Facility will mature on August 11, 2025 if none of the Company’s Convertible Senior Notes are outstanding, and if any Convertible Senior Notes are outstanding, the date which is 91 days prior to the maturity date of July 15, 2024 for such Convertible Senior Notes.